UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

November 20, 2012

DCT INDUSTRIAL TRUST INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33201	82-0538520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 800 Denver, CO		80202
(Address of Principal Executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 597-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

DCT Industrial Trust Inc. (the “Company”) is re-issuing in an updated format its historical financial statements in connection with Accounting Standards Codification (ASC) 205-20, “Presentation of Financial Statements — Discontinued Operations.” During the nine months ended September 30, 2012, the Company sold 31 properties, each of which qualifies as discontinued operations, and in compliance with ASC 205-20 has reported revenue, expenses and net gains from the sale of these properties as discontinued operations for each period presented in its Quarterly Report on Form 10-Q, filed November 2, 2012. Under SEC requirements, the same reclassification as discontinued operations required by ASC 205-20 following the sale of a property is required for previously issued annual financial statements for each of the three years shown in the Company’s last annual report on Form 10-K, if those financials are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of the sale. This reclassification has no effect on the Company’s previously reported net income (loss) attributable to the Company’s common stockholders or funds from operations.

This report on Form 8-K updates Items 6, 7 and 8 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, to reflect the properties sold during the nine months ended September 30, 2012, that were not held for sale as of December 31, 2011, as discontinued operations for all the years presented. The update also includes reclassifications for development, redevelopment and properties in pre-development, including land held to be included in segment assets. Additionally, the accompanying consolidated financial statements now include a consolidated statement of comprehensive income for each of the three years in the period ended December 31, 2011. All other items of the Form 10-K remain unchanged. No attempt has been made to update matters in the Form 10-K, except to the extent expressly provided above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibits

23.1	Consent of Ernst & Young LLP

99.1

Form 10-K, Item 6. Selected Financial Data

Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Form 10-K, Item 8. Consolidated Financial Statements and Supplementary Data

101

The following materials from DCT Industrial Trust Inc.’s Annual Report on Form 10-K for the year ended December 31, 2011 formatted in XBRL (eXtensible Business Reporting Language): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income (iv) Consolidated Statement of Changes in Equity (v) the Consolidated Statements of Cash Flows, and (vi) related notes to these financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.

By:	/s/ John G. Spiegleman
Name:	John G. Spiegleman
Title:	Executive Vice President and General Counsel

Date: November 20, 2012